UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

GLOBAL CONSUMER ACQUISITION CORP

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐  Fee paid previously with preliminary materials

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GLOBAL CONSUMER ACQUISITION CORP.
1926 Rand Ridge Court
Marietta, GA, 30062
Telephone (404) 939-9419

TO THE STOCKHOLDERS OF GLOBAL CONSUMER ACQUISITION CORP:

As you know, Global Consumer Acquisition Corp. (“GACQ”) is holding a special meeting of its stockholders on November 10, 2022 at 11:00 a.m., Eastern Time (the “Meeting”), in a virtual meeting format at https://www.cstproxy.com/globalconsumeracquisition/2022. On or about October 11, 2022, GACQ mailed to you a proxy statement and a proxy card, asking you to consider and vote upon the following proposals at the Meeting (the “Original Proxy Statement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Proxy Statement.

1.	The Luminex Business Combination Proposal — to consider and vote, assuming the Charter Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the Luminex SPA, which we refer to as the “Luminex Business Combination Proposal” or “Proposal No. 1”;

2.	The GP Global Business Combination Proposal — to consider and vote, assuming the Charter Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the GP Global SPA, which we refer to as the “GP Global Business Combination Proposal” or “Proposal No.2”;

3.	The Charter Proposal — to consider and vote, assuming that the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of GACQ, which we refer to as the “Charter Proposal” or “Proposal No. 3”;

4.	The Advisory Charter Proposals — to approve and adopt, on a non-binding advisory basis, certain material differences between the Proposed Charter and GACQ’s amended and restated certificate of incorporation in effect as of October 11, 2022 (the “Current Charter”), which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as separate sub-proposals, which we refer to, collectively, as the “Advisory Charter Proposals” or “Proposal No. 4”:

5.	The Nasdaq Proposal — to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of GACQ Common Stock in connection with the issuance of a maximum of 8,170,000 shares of GACQ Common Stock (subject to adjustment as described elsewhere in the Original Proxy Statement) pursuant to the terms of the GP Global SPA, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b), which we refer to as the “Nasdaq Proposal” or “Proposal No. 5”;

6.	The Directors Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to elect, effective as of the consummation of the Business Combinations, a total of six directors to serve on the board of directors of the Combined Company, which we refer to as the “Directors Proposal” or “Proposal No. 6”;

7.	The Incentive Plan Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the Ascense Brands Inc. 2022 Omnibus Incentive Plan in connection with the Business Combinations, which we refer to as the “Incentive Plan Proposal” or “Proposal No. 7”;

8.	The Current Charter Amendment Proposal — to consider and vote upon a proposal to modify Article SIXTH (D) (the “NTA Requirement”) in the Current Charter in order to expand the methods that GACQ may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission, which we refer to as the “Current Charter Amendment Proposal” or “Proposal No. 8”; and

9.	The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve each of the Business Combination Proposals, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal, the Incentive Plan Proposal, and the Current Charter Amendment Proposal, which we refer to as the “Adjournment Proposal” or “Proposal No. 9.”

The attached first supplement to the Original Proxy Statement contains additional information that supplements the Original Proxy Statement. GACQ urges you to read this first supplement, together with the Original Proxy Statement, carefully and in its entirety. This proxy supplement is being sent to you on or about October 26, 2022.

The sole purpose of this proxy supplement is to disclose that there is a possibility that GACQ may enter into agreements where, among other things, GACQ’s sponsor or its affiliates may purchase GACQ’s securities in open market or private transactions outside of the redemption process, for purposes of (i) meeting Nasdaq initial listing requirements, such as stockholder’s equity, unrestricted publicly held shares and/or market value of unrestricted publicly held shares, (ii) maintaining funds in the Trust Account at the time of Closing, and (iii) having funds available for payment towards the purchase price to Luminex Seller and working capital post-Business Combination, all of which increases the likelihood that the Business Combinations will close.

Your vote is important. Please vote your shares promptly. Whether or not you plan to participate in the virtual Meeting, please complete, date, sign and return the proxy card without delay, or submit your proxy through the internet as promptly as possible in order to ensure your representation at the Meeting no later than the time appointed for the Meeting or adjourned meeting. Voting by proxy will not prevent you from voting your shares of Common Stock online if you subsequently choose to participate in the virtual Meeting. If you have already submitted your proxy card and do not wish to change your vote, there is no need to submit another proxy card in response to this first supplement to the Original Proxy Statement.

Sincerely,

/s/ Rohan Ajila
Rohan Ajila
Chief Executive Officer and Co-Chairman of the Board of Directors

/s/ Gautham Pai
Gautham Pai
Co-Chairman of the Board of Directors

Global Consumer Acquisition Corp.

October 26, 2022

SUPPLEMENT NO. 1 DATED OCTOBER 26, 2022

TO

PROXY STATEMENT

DATED OCTOBER 7, 2022

GLOBAL CONSUMER ACQUISITION CORP
1926 Rand Ridge Court
Marietta, GA, 30062
Telephone (404) 939-9419

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 10, 2022

This first supplement is being mailed to the stockholders of record of GACQ as of the close of business on October 4, 2022. The following information supplements and should be read in conjunction with the original proxy statement dated October 7, 2022 that GACQ mailed to you on or about October 11, 2022 (the “Original Proxy Statement”). Capitalized terms in this supplement which are not defined in this supplement have the same meaning set forth in the Original Proxy Statement.

GACQ is a Delaware blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On December 13, 2021, GACQ entered into a Stock Purchase Agreement (as amended on June 24, 2022, August 21, 2022 and September 27, 2022, the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”). Pursuant to the terms of the Luminex SPA, a business combination between GACQ and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”). Also on December 13, 2021, GACQ entered into a Stock Purchase Agreement (as amended on June 24, 2022 and on September 22, 2022, the “GP Global SPA”) by and among GACQ, TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”). Pursuant to the terms of the GP Global SPA, a business combination between GACQ and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”).

GACQ intends to consummate the Stock Acquisitions simultaneously, each a “Business Combination” and collectively, the “Business Combinations”). In addition, in connection with the consummation of the Business Combinations, GACQ will be renamed “Ascense Brands Inc.” The combined company following the consummation of the Business Combinations is referred to in this proxy supplement as the “Combined Company.”

As discussed in the Original Proxy Statement, the Meeting will be devoted to (i) approval of the Luminex Business Combination Proposal; (ii) approval of the GP Global Business Combination Proposal; (iii) approval of the Charter Proposal; (iv) approval of the Advisory Charter Proposals; (v) approval of the Nasdaq Proposal; (vi) approval of Directors Proposal; (vii) approval of the Incentive Plan Proposal; (viii) approval of the Current Charter Amendment Proposal; (ix) approval of the Adjournment Proposal, and (x) consideration of any other business matters properly brought before the Meeting.

The sole purpose of this proxy supplement is to disclose that there is a possibility that GACQ may enter into agreements where, among other things, GACQ’s sponsor or its affiliates may purchase GACQ’s securities in open market or private transactions outside of the redemption process, for purposes of (i) meeting Nasdaq initial listing requirements, such as stockholder’s equity, unrestricted publicly held shares and/or market value of unrestricted publicly held shares, (ii) maintaining funds in the Trust Account at the time of Closing, and (iii) having funds available for payment towards the purchase price to Luminex Seller and working capital post-Business Combination, all of which increases the likelihood that the Business Combinations will close.

Except as described in this supplement all the disclosures in the Proxy Statement remain in effect.

If you would like to receive additional information or if you want additional copies of this supplemental, proxy card, or any other materials about the Meeting, you should contact GACQ’s proxy solicitor at:

Karen Smith
Advantage Proxy
P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

KSmith@advantageproxy.com

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY.

Whether or not you plan to participate in the virtual Meeting, please complete, date, sign and return the proxy card that was mailed to you with the Proxy Statement without delay, or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Meeting no later than the time appointed for the Meeting or adjourned meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Meeting, you must obtain a proxy issued in your name from that broker, bank or other agent. Only stockholders of record at the close of business on the Record Date may vote at the Meeting or any adjournment or postponement thereof. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not participate in the virtual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at, and the number of votes voted at, the Meeting.

NO ACTION IN CONNECTION WITH THIS PROXY SUPPLEMENT IS REQUIRED BY ANY STOCKHOLDER WHO HAS PREVIOUSLY DELIVERED A PROXY AND WHO DOES NOT WISH TO REVOKE OR CHANGE THAT PROXY. THE RECORD DATE FOR THE SPECIAL MEETING OF STOCKHOLDERS HAS NOT CHANGED.

You may revoke a proxy at any time before it is voted at the Meeting by executing and returning a proxy card dated later than the previous one, or by submitting a written revocation to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565, that is received by the proxy solicitor before we take the vote at the Meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.